BLACKROCK FUNDS V

BlackRock Sustainable Emerging Markets Flexible Bond Fund

(the “Fund”)

Supplement dated December 10, 2021 to the Statement of Additional Information (“SAI”) of the Fund,

dated November 1, 2021, as supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies (the “Chart”) in the section of the SAI entitled “I. Investment Objectives and Policies” is deleted in relevant part and replaced with the following:

Sustainable Emerging Markets Flexible Bond Fund
Short Sales	X

Accordingly, the footnote to the Chart is hereby deleted.

Shareholders should retain this Supplement for future reference.

SAI-EMD-1211SUP